FOR IRA (1/31/95)
                                      DATA
                                      ----


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:   [John Doe]

ANNUITANT:  [Annuitant must be Owner]
                  [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

         Endorsements Attached:  [Endorsement Applicable to IRA Certificates]
                                 [Endorsement Applicable to Market Value
                                 Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the month which follows your [85th] birthday, or seven years after the Contract Date, if later.

         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).

BENEFICIARY:             [Jane Doe]

SUCCESSOR OWNER/ANNUITANT:    [Applicable if beneficiary is the spouse at the
                              time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                       Data Page 1

DATA PAGES (CONT'D.)


PART B -- THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF
------    CERTIFICATE YOU HAVE.



INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):             [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                      ALLOCATION PERCENTAGE (SEE SECTION 3.01)
------------------                      ----------------------------------------
o  [CONSERVATIVE INVESTORS FUND
o  GROWTH INVESTORS FUND
o  GROWTH AND INCOME FUND
o  COMMON STOCK FUND
o  GLOBAL FUND
o  INTERNATIONAL FUND*
o  AGGRESSIVE STOCK FUND
o  MONEY MARKET FUND
o  INTERMEDIATE GOVERNMENT
       SECURITIES FUND
o  QUALITY BOND FUND
o  GUARANTEE PERIODS
           EXPIRATION DATE AND GUARANTEED RATE
               FEBRUARY 15, 1996 - 5.00%
               FEBRUARY 15, 1997 - 5.00%
               FEBRUARY 15, 1998 - 5.00%
               FEBRUARY 15, 1999 - 6.00%
               FEBRUARY 15, 2000 - 6.00%
               FEBRUARY 15, 2001 - 6.00%
               FEBRUARY 15, 2002 - 7.00%
               FEBRUARY 15, 2003 - 7.00%
               FEBRUARY 15, 2004 - 7.00%
               FEBRUARY 15, 2005 - 8.00%**
               FEBRUARY 15, 2006 - 8.00%**
               FEBRUARY 15, 2007 - 8.00%**
               FEBRUARY 15, 2008 - 9.00%**
               FEBRUARY 15, 2009 - 9.00%**
               FEBRUARY 15, 2010 - 9.00%**]
                                                   -----------------------------
                                                   TOTAL:         100%

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Will be available April 1, 1995]
[**Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable.

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.


No. 94ICA/BIM                                                       Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data Pages, Part C:
Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Allocations of Contributions may be in dollar amounts or percentages. Allocations must equal the total dollar amount or 100% of the Contribution, as applicable. If we do not receive subsequent instructions from you, subsequent Contributions will be allocated only among the Investment Funds and in proportion to the Annuity Account Value in each Investment Fund as of the Transaction Date. (Also see Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000 in the form of either a rollover contribution or a direct custodian-to-custodian transfer from other individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000 or under the Automatic Investment Program in an amount of at least $150 monthly. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. Regular IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made until you attain age 78. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer Contribution is made. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  (See Data Pages, Part C)

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):   Not applicable

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Unless you elect otherwise, withdrawals plus any withdrawal charges will be withdrawn on a pro rata basis from the Annuity Account Value in the Investment Funds.


No. 94ICA/BIM                                                       Data Page 3

DATA PAGES (CONT'D.)


WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year; Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal minimum- $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

         (1) The Annuity Account Value in the Investment Funds or, if greater, the guaranteed minimum death benefit defined below; and

         (2) The death benefit amount provided by the Endorsement Applicable to Market Value Adjustment Terms.

[VERSION 1 - NON NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below) the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to the GMDB on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.


No. 94ICA/BIM                                                       Data Page 4

DATA PAGES (CONT'D.)


         (2) Interest will be calculated at the applicable effective annual GMDB interest rate for your "attained age" (your age at issue of the Certificate plus the number of Contract Years that have elapsed since the Contract Date, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                    Attained Age                         Rate
                                    ------------                         ----
                                 up to and including 70                   6%
                                      71 through 85                       0%

[VERSION 2 - NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below), the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year) however, will the GMDB be greater than (a) the portion of the initial Contribution allocated to the Investment Funds, plus (b) any subsequent Contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds plus (d) interest (see (2) below) that is credited on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the applicable effective annual GMDB interest rate for your "attained age" (your age at issue of the Certificate plus the number of Contract Years that have elapsed since the Contract Date, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                    Attained Age                         Rate
                                    ------------                         ----
                                 up to and including 70                   6%
                                      71 through 85                       0%


No. 94ICA/BIM                                                       Data Page 5

DATA PAGES (CONT'D.)


NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Cash Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED FOR AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial and each subsequent Contribution made to the extent that a Lump Sum Withdrawal exceeds the Free Corridor Amount as discussed in
Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                      Current and Maximum
                                                          Percentage of
                     Contract Year                        Contributions
                     -------------                        -------------
                              1                                 7.00%
                              2                                 6.00%
                              3                                 5.00%
                              4                                 4.00%
                              5                                 3.00%
                              6                                 2.00%
                              7                                 1.00%
                         8 and later                            0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Options from which each Lump Sum Withdrawal is made in proportion to the amount being withdrawn from each Investment Option.


No. 94ICA/BIM                                                       Data Page 6

DATA PAGES (CONT'D.)


FREE CORRIDOR AMOUNT (SEE SECTION 8.01):

         15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

         Lump Sum Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

         The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Guaranteed Minimum Death Benefit Charge: For the guaranteed minimum death benefit we will deduct on each Processing Date an amount equal to 0.20% of the guaranteed minimum death benefit in effect on such Processing Date. 0.20% is the maximum we will charge.

         (b) Annual Contract Fee: An administrative charge of $30 per Contract Year is incurred at the beginning of each Contract Year and deducted on each Processing Date. $30 is the maximum amount we will charge. If total Contributions received in the first Contract Year equal $25,000 or more, this charge will be zero.

         (c) Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit if you elect to annuitize. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

         Unless you specify otherwise, all of the above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges in (b) and (c) will be deducted from the Annuity Account Value in the Guaranteed Period Account. The charge in (a) will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. Also, if you surrender the Certificate or it is terminated during a Contract Year before the next Processing Date, we will deduct any annual contract fee in (b) incurred but not yet deducted.

TRANSFER CHARGE (SEE SECTION 8.03): Currently, there is no charge. However, we reserve the right to impose a charge at a maximum of $25 for each transfer per Contract Year in excess of five.


No. 94ICA/BIM                                                       Data Page 7

DATA PAGES (CONT'D.)


DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Current and Maximum Mortality and Expense Risk Charge:   Annual rate of 0.90%
                                                         (equivalent to a daily
                                                         rate of 0.002477%).

Current and Maximum Asset Based Administrative Charge:   Annual rate of 0.25%
                                                         (equivalent to a daily
                                                         rate of 0.000692%).


No. 94ICA/BIM                                                       Data Page 8

DATA PAGES (CONT'D.)                                          FOR IRA (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA)



ALLOCATION RESTRICTIONS (SEE SECTION 3.01): You must provide specific instructions as to how each Contribution will be allocated among the Guarantee Periods. If you are between ages 65 through 74 allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which you will attain age 80. At ages 75 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the shortest Expiration Date.

MARKET VALUE ADJUSTMENT ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value in a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): No transfers are permitted to or from the Guaranteed Period Account during the first Contract Year and only one transfer per Contract Year may be made thereafter. Transfers are limited based on your attained age (see "Allocation Restrictions" above).

WITHDRAWALS (SEE SECTION 5.01): If you choose to have withdrawals allocated to the Guaranteed Period Account, or a withdrawal is greater than the Annuity Account Value in the Investment Funds, you must specify the Guarantee Period(s) from which the withdrawal plus any withdrawal charge will be taken.

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.


No. 94ICA/BIM                                                       Data Page 9

DATA PAGES (CONT'D.)


The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BIM                                                       Data Page 10

                                                                FOR NQ (1/31/95)
                                      DATA
                                      ----


PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------


OWNER:   [John Doe]

ANNUITANT:        [John Doe]        Age: [60]        Sex:  [Male]

CERTIFICATE NUMBER:                 [00000]

         Endorsements Attached:     [Endorsement Applicable to Non-Qualified
                                    Certificates]
                                    [Endorsement Applicable to Market Value
                                    Adjustment Terms]

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC [0000]

         ISSUE DATE:                        [January 1, 1995]

         CONTRACT DATE:                     [January 1, 1995]

ANNUITY COMMENCEMENT DATE:

         THE MAXIMUM MATURITY AGE IS AGE [85] -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the month which follows the Annuitant's [85th] birthday or seven years after the Contract Date, if later.

BENEFICIARY:               [Jane Doe]

SUCCESSOR OWNER:           [Applicable if Owner is different than the Annuitant]

SUCCESSOR OWNER/ANNUITANT: [Applicable if Owner and Annuitant are the same and beneficiary is the spouse at the time of election and time of Owner/Annuitant's death]


No. 94ICA/BIM                                                       Data Page 1

DATA PAGES (CONT'D.)


PART B -- THIS PART LISTS THE CONTRACT TERMS WHICH AFFECT THE TYPE OF
------    CERTIFICATE YOU HAVE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION):                      [$10,000]

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR INITIAL ALLOCATION IS ALSO
SHOWN.

INVESTMENT OPTIONS                      ALLOCATION PERCENTAGE (SEE SECTION 3.01)
------------------                      ----------------------------------------
o  [CONSERVATIVE INVESTORS FUND
o  GROWTH INVESTORS FUND
o  GROWTH AND INCOME FUND
o  COMMON STOCK FUND
o  GLOBAL FUND
o  INTERNATIONAL FUND*
o  AGGRESSIVE STOCK
o  MONEY MARKET FUND
o  INTERMEDIATE GOVERNMENT
       SECURITIES FUND
o  QUALITY BOND FUND
o  GUARANTEE PERIODS
           EXPIRATION DATE AND GUARANTEED RATE
               FEBRUARY 15, 1996 - 5.00%
               FEBRUARY 15, 1997 - 5.00%
               FEBRUARY 15, 1998 - 5.00%
               FEBRUARY 15, 1999 - 6.00%
               FEBRUARY 15, 2000 - 6.00%
               FEBRUARY 15, 2001 - 6.00%
               FEBRUARY 15, 2002 - 7.00%
               FEBRUARY 15, 2003 - 7.00%
               FEBRUARY 15, 2004 - 7.00%
               FEBRUARY 15, 2005 - 8.00%**
               FEBRUARY 15, 2006 - 8.00%**
               FEBRUARY 15, 2007 - 8.00%**
               FEBRUARY 15, 2008 - 9.00%**
               FEBRUARY 15, 2009 - 9.00%**
               FEBRUARY 15, 2010 - 9.00%**]
                                                   -----------------------------
                                                   TOTAL:         100%

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

[*Will be available April 1, 1995]
[**Not available in New York and Pennsylvania]

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate


No. 94ICA/BIM                                                       Data Page 2

DATA PAGES (CONT'D.)


BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data Pages, Part C; Allocation Restrictions)

DESIGNATED INVESTMENT OPTION (SEE THE LAST PARAGRAPH OF SECTION 2.05): (See Data Pages, Part C; Transfers at Expiration Date)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Allocations of Contributions may be in dollar amounts or percentages. Such allocations must equal the total dollar amount or 100% of the Contribution, as applicable. No more than 60% of any Contribution may be allocated to the Guaranteed Period Account. If we do not receive subsequent instructions from you, subsequent Contributions will be allocated only among the Investment Funds and in proportion to the Annuity Account Value in each Investment Fund as of the Transaction Date. (Also see Data Pages, Part C; Allocation Restrictions)

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contribution minimum $1,000 or $250 monthly under the Automatic Investment Program. Subsequent Contributions can be made until the Annuity reaches age 78. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000.

TRANSFER RULES (SEE SECTION 4.02):  (See Data Pages, Part C)

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02):  (See Data Pages, Part C)

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Unless you elect otherwise, withdrawals plus any withdrawal charges will be withdrawn on a pro rata basis from the Annuity Account Value in the Investment Funds.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Lump Sum Withdrawal - May not be taken until after the first Contract Year, and only one Lump Sum Withdrawal may be taken during a Contract Year thereafter at any time during such Contract Year; Periodic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Periodic Withdrawals on a quarterly or annual basis.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawal minimum $1,000; Periodic Withdrawals minimum - $250.


No. 94ICA/BIM                                                       Data Page 3

DATA PAGES (CONT'D.)


MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will not exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The sum of:

         (1) The Annuity Account Value in the Investment Funds or, if greater, the guaranteed minimum death benefit defined below; and

         (2) The death benefit amount provided by the Endorsement Applicable to Market Value Adjustment Terms.

[VERSION 1 - NON NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below) the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to the GMDB on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the effective annual GMDB interest rate based on the Annuitant's "issue age" (Annuitant's age at issue of the Certificate, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                      Issue Age                          Rate
                                      ---------                          ----
                                      0 through 69                        6%
                                     70 through 74                        3%
                                           75+                            0%


No. 94ICA/BIM                                                       Data Page 4

DATA PAGES (CONT'D.)


[VERSION 2 - NY]

         Guaranteed Minimum Death Benefit (GMDB)
         The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial Contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see (1) below), the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent Contributions and transfers into the Investment Funds, less
         (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year) however, will the GMDB be greater than (a) the portion of the initial Contribution allocated to the Investment Funds, plus (b) any subsequent Contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds plus (d) interest (see (2) below) that is credited on each Processing Date.

         (1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

         (2) Interest will be calculated at the effective annual GMDB interest rate based on the Annuitant's "issue age" (Annuitant's age at issue of the Certificate, see table below) taking into account Contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund where the interest credit will be based on the lesser of the actual rate of return and the GMDB interest rate below.

                                      Issue Age                          Rate
                                      ---------                          ----
                                      0 through 69                        6%
                                     70 through 74                        3%
                                           75+                            0%

Death Benefit Adjustment: A "special adjustment" is made to the GMDB if on the next Processing Date following a withdrawal, both (i) the Annuity Account Value is less than the GMDB, and (ii) the withdrawals made during the Contract Year prior to such Processing Date are greater than the difference between the GMDB (before reduction for withdrawals made during the Contract Year) and the "GMDB Contributions." GMDB Contributions are equal to the sum of all Contributions made, plus at the time of any seventh year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals.


No. 94ICA/BIM                                                       Data Page 5
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DATA PAGES (CONT'D.)


The special adjustment will be equal to: (A) x (B) - (C):
         Where:
               (A) equals the GMDB (before the special adjustment and reduction for withdrawals made during the prior Contract
                     Year),
               (B)   equal (i)/(ii);
                     where
                     (i) equals the sum of withdrawals during the Contract Year, and
                     (ii) equals the Annuity Account Value (plus any withdrawals made during the prior Contract Year), and
               (C) equals the sum of withdrawals made during the prior Contract Year.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04):  Life Annuity 10 Year Period Certain

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Cash Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING TO MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED FOR AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of the initial and each subsequent Contribution made to the extent that a withdrawal exceeds the Free Corridor Amount as discussed in Section 8.01 or, if the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                 Current and Maximum
                                                     Percentage of
                Contract Year                        Contributions
                -------------                        -------------
                      1                                   7.00%
                      2                                   6.00%
                      3                                   5.00%
                      4                                   4.00%
                      5                                   3.00%
                      6                                   2.00%
                      7                                   1.00%
                 8 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."


No. 94ICA/BIM                                                       Data Page 6
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DATA PAGES (CONT'D.)


Withdrawal charges will be deducted from the Investment Options from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

         (a) Distribution Fee: A distribution fee is deducted in an amount of 0.35% of each Contribution made on each of the seven Processing Dates (so long as the Certificate is in force) following receipt of each Contribution. 0.35% is the maximum we will charge.

         (b) Guaranteed Minimum Death Benefit Charge: For the guaranteed minimum death benefit we will deduct on each Processing Date an amount equal to 0.35% of the guaranteed minimum death benefit in effect on such Processing Date. 0.35% is the maximum we will charge.

         (c) Annual Contract Fee: An administrative charge of $30 per Contract Year is incurred at the beginning of each Contract Year and deducted on each Processing Date. $30 is the maximum amount we will charge. If total Contributions received in the first Contract Year equal $25,000 or more, this charge will be zero.

         (d) Premium Taxes: A charge for any applicable premium tax generally will be deducted from the amount applied to provide an Annuity Benefit if you elect to annuitize. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

Unless you specify otherwise, all of the above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charges in
(a), (c) and (d) will be deducted from the Annuity Account Value in the Guaranteed Period Account. The charge in (b) will always be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. Also, if you surrender the Certificate or it is terminated during a Contract Year before the next Processing Date, we will deduct any annual contract fee in (c) incurred but not yet deducted.


No. 94ICA/BIM                                                       Data Page 7
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DATA PAGES (CONT'D.)


TRANSFER CHARGE (SEE SECTION 8.03): Currently, there is no charge. However, we reserve the right to impose a charge at a maximum of $25 for each transfer per Contract Year in excess of five.

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Current and Maximum Mortality and Expense Risk Charge:    Annual rate of 0.90%
                                                          (equivalent to a daily
                                                          rate of 0.002477%).

Current and Maximum Asset Based Administrative Charge:    Annual rate of 0.25%
                                                          (equivalent to a daily
                                                          rate of 0.000692%).


No. 94ICA/BIM                                                       Data Page 8
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DATA PAGES (CONT'D.)                                           FOR NQ (1/31/95)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    MARKET VALUE ADJUSTMENT TERMS (MVA).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): You must provide specific instructions as to how each Contribution will be allocated among the Guarantee Periods. If the Annuitant is between ages 65 through 74 allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which the Annuitant will attain age 80. If the Annuitant is age 75 or above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the shortest Expiration Date.

MARKET VALUE ADJUSTMENT ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): No transfers are permitted to or from the Guaranteed Period Account during the first Contract Year and only one transfer per Contract Year may be made thereafter. Transfers are limited based on the attained age of the Annuitant(see "Allocation Restrictions" above).

MINIMUM TRANSFER AMOUNT (SEE SECTION 4.02): The amount transferred to or from the Guaranteed Period Account must be at least $2,000 or, if less, the entire Annuity Account Value may be transferred from the Guaranteed Period Account. Similarly, the entire Annuity Account Value in the Investment Funds may be transferred to the Guaranteed Period Account.

WITHDRAWALS (SEE SECTION 5.01): If you choose to have withdrawals allocated to the Guaranteed Period Account, or a withdrawal is greater than the Annuity Account Value in the Investment Funds, you must specify the Guarantee Period(s) from which the withdrawal plus any withdrawal charge will be taken.


No. 94ICA/BMVA                                                      Data Page 9
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DATA PAGES (CONT'D.)


MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose. Guaranteed Rates will be in effect even if new allocations to a particular Guarantee Period would not be accepted at the time.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right add up to 0.25% to such current rate percentage.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The larger of (a) the Annuity Account Value in the Guaranteed Period Account and (b) the sum of the Guaranteed Period Amounts in each Guarantee Period.


No. 94ICA/BMVA                                                      Data Page 10